UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2021

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On July 13, 2021, Lexaria Bioscience Corp. (the “Company”) announced the issuance of its first Japanese patent under its third family of patents: Stable ready-to-drink beverage compositions comprising lipophilic active agents. Following which on July 23, 2021, the Company announced the issuance of its second Japanese patent under its first family of patents: Food and beverage compositions infused with lipophilic active agents and methods of use thereof.

On July 15, 2021, the Company announced that its VIRAL-MC21-1 antiviral drug molecular characterization study, as completed by the Canadian National Research Council, confirmed that no new molecular entity was created through the DehydraTECH™ processing and formulation of each of remdesivir, ebastine, bepridil, rupintrivir and colchicine.

On July 21, 2021 the Company announced that its VIRAL-A20-3 tolerability and pharmacokinetic study of DehydraTECH enabled colchicine confirmed increased delivery into the bloodstream of rodents when compared to controlled colchicine formulations.

Drug	Cmax* % Improvement (ng/mL)	Control (ng/mL)	AUClast** % Improvement (hr∙ng/mL)	Control (hr∙ng/mL)
Colchicine	31.97 91% (p=0.0005)	16.73	104.43 167% (p=0.0028)	38.97

On July 26, 2021, the Company announced that it had issued an aggregate 580,189 common shares pursuant to the receipt of share purchase warrant (“Warrant”) exercise notices for the purchase of shares at an exercise price of US$6.58 per share, resulting in gross proceeds of $3,817,643. The Warrants were issued by the Company pursuant to its January 2021 public underwritten offering whereby the shares and Warrants issued thereunder were registered pursuant to a Form S-1 Registration Statement (No. 333-250326), as amended and a Form S-1MEF Registration Statement (No. 333-252031All proceeds received from the Warrant exercises will be used for the continued advancement of the Company’s investigational research program and for general corporate purposes.

As a further breakdown, of the Warrants exercised, 83,284 Warrants were exercised by the underwriters of the Offering, leaving 143,877 underwriter Warrants remaining; and 496,905 Warrants were exercised by investors of the Offering, leaving 1,605,951 listed Warrants remaining and trading on the Nasdaq Capital Markets under symbol LEXXW.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.
/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: July 26, 2021

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